UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21098

LMP Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

ITEM 1.                                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

LMP Real Estate
Income Fund Inc.

ANNUAL REPORT

DECEMBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

LMP Real Estate Income Fund Inc.

Annual Report • December 31, 2006

What’s Inside

Letter from the Chairman	I

Fund Overview	1

Fund at a Glance	5

Schedule of Investments	6

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	23

Financial Data	24

Additional Information	25

Annual Chief Executive Officer and Chief Financial Officer Certification	28

Dividend Reinvestment Plan	29

Important Tax Information	31

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)(i) increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. Second quarter 2006 GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rate(ii) to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)(iii) paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After treading water during the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Index(iv) returned 15.78% during the 12 months ended December 31, 2006.

Looking at the market more closely, from an investment style perspective, value stocks significantly outperformed

LMP Real Estate Income Fund Inc.   I

growth stocks, with the Russell 3000 Value(v) and Russell 3000 Growth(vi) Indexes returning 22.34% and 9.46%, respectively. In terms of market capitalizations, small-cap stocks outperformed their large- and mid-cap counterparts during the year, with the Russell 2000(vii), Russell 1000(viii) and Russell Midcap(ix) Indexes returning 18.37%, 15.46%, and 15.26%, respectively. However, excluding the returns in January when small-cap stocks soared, large-caps outperformed during the year. Over the last 11 months of 2006, the Russell 1000 Index gained 12.31% versus 8.63% for the Russell 2000 Index. With the economy slowing, investors were drawn to more defensive, large-cap companies.(x)

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the investment manager of the Fund. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. Under a subadvisory agreement, revised to reflect LMPFA as investment manager, AEW Management and Advisors, L.P. (“AEW Management”) continues as the subadviser of the Fund. The portfolio manager who is responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

The Fund’s Board of Directors has approved a monthly distribution level pursuant to the Fund’s managed distribution policy. The new level of distribution will be $0.1900 monthly, an increase of $0.0810 per month over the Fund’s January distribution level of $0.1090 per month. Any monthly distribution made in accordance with this policy may include current net income, capital gains and/or return of capital. The new distribution level is effective with the Fund’s March 2007 distribution. The managed distribution

II             LMP Real Estate Income Fund Inc.

level can be changed by the Board of Directors at any time, although the Board has no present intention of doing so.

Prior to October 9, 2006, the Fund was known as Real Estate Income Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory and other matters that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 31, 2007

LMP Real Estate Income Fund Inc.   III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)       Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ii)      The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iii)      The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iv)      The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

(v)      The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

(vi)      The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(vii)     The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(viii)    The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(ix)      The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

(x)      Source: Russell Investment Group, 1/07.

IV                                    LMP Real Estate Income Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Real estate as an investment class posted another year of strong returns, with the Dow Jones Wilshire Real Estate Securities Index(i) rising 35.67% in 2006. For comparison purposes, the overall stock market, as measured by the S&P 500 Index(ii), gained 15.78% over the same period. This marked the seventh consecutive year that real estate income trust (“REIT”)(iii)i securities outperformed the stock market. Fueling the strong returns in the REIT market were stable or improving fundamentals, a benign interest rate environment, and strong investor demand. In addition, we saw increased merger and acquisition (M&A) activity, as 12 REITs were merged or purchased by private investors during the reporting period.

Performance Review

For the 12 months ended December 31, 2006, LMP Real Estate Income Fund Inc. returned 34.39%, based on its net asset value (“NAV”)(iv) and 31.04% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Lipper Real Estate Closed-End Funds Category Average(v) increased 33.86% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.

During the 12-month period, the Fund made distributions to common shareholders, from net investment income and net realized gains, in the amounts of $0.9203 and $1.6160 per share, respectively. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of December 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2006 (unaudited)

Price Per Share	12-Month Total Return
$24.53 (NAV)	34.39%
$21.64 (Market Price)	31.04%

All figures represent past performance and are not a guarantee of future results.

Management has agreed to waive a portion of its fees through 8/1/09. Absent this waiver, the total returns would have been lower.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. As we would expect, given the robust returns in the REIT market, shares of REIT common stocks outperformed their preferred share counterparts. As such, the Fund’s

LMP Real Estate Income Fund Inc. 2006 Annual Report                                         1

emphasis on holding common stock enhanced results during the reporting period. At the end of the period, 73.2% of the Fund’s gross assets were in common stock.

From a sector perspective, the Fund benefited from its exposure to health care. In general, this area of the REIT market performed well as concerns over increased government regulations proved to be largely unfounded. Overall, the Fund’s holdings in this sector rose approximately 40% during the period. One holding in particular that enhanced results was Health Care Property Investors, Inc. Investors reacted positively to the company’s improving fundamentals and its acquisition of CNL Retirement Properties, Inc. during the year.

Elsewhere, the Fund’s holdings in Highwoods Properties, Inc. contributed to performance. Its shares moved sharply higher due to better than expected leasing performance and its growing development pipeline. Entertainment Properties Trust, which owns entertainment-related properties, including multiplex movie theatre complexes, also performed well. The firm benefited from improving box office receipts and less perceived risks associated with owning and operating multiplex theatres.

What were the leading detractors from performance?

A. As mentioned, REIT preferred shares lagged common stocks during the year. As a result, the Fund’s exposure to preferred shares was a drag on performance. In terms of individual holdings, a small position in GMH Communities Trust detracted from results. The company is involved in student and military housing. It experienced some financial issues and missed its projected earnings targets by a wide margin. A preferred equity holding that hurt performance was The Mills Corp., an owner of regional malls in the U.S. The company’s auditors uncovered some financial mismanagement and The Mills Corp. announced that it would need to restate its earnings for the last five years. We subsequently sold our holdings in both GMH Communities Trust and The Mills Corp.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the year.

Looking for Additional Information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XRITX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

2                                          LMP Real Estate Income Fund Inc. 2006 Annual Report

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.

Thank you for your investment in LMP Real Estate Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Portfolio Management
AEW Management and Advisors, L.P.

January 23, 2007

LMP Real Estate Income Fund Inc. 2006 Annual Report                                         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the Fund’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of that date were: Camden Property Trust (6.7%), iStar Financial Inc. (5.3%), The Macerich Co. (4.7%), Senior Housing Properties Trust (4.6%), Healthcare Realty Trust, Inc. (4.4%), Liberty Property Trust (4.3%), Entertainment Properties Trust (4.0%), Kilroy Realty Corp. (3.9%), HRPT Properties Trust (3.9%) and EastGroup Properties, Inc. (3.6%). Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the Fund’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Office (23.2%), Health Care (20.0%), Diversified (18.8%), Apartments (16.5%) and Shopping Centers (14.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)                The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”). The index is capitalization-weighted.

(ii)              The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

(iii)            Real Estate Investment Trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

(iv)            NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

(v)              Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 25 funds in the Fund’s Lipper category.

4                                          LMP Real Estate Income Fund Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

LMP Real Estate Income Fund Inc. 2006 Annual Report              5

Schedule of Investments (December 31, 2006)

LMP REAL ESTATE INCOME FUND INC.

Shares	Security	Value
COMMON STOCKS — 73.8%
Apartments — 8.8%
34,000	Archstone-Smith Trust	$1,979,140
245,000	Camden Property Trust	18,093,250
55,400	CentraCore Properties Trust	1,791,082
100,000	Mid-America Apartment Communities Inc.	5,724,000
140,000	United Dominion Realty Trust Inc.	4,450,600
	Total Apartments	32,038,072
Diversified — 6.2%
300,000	iStar Financial Inc.	14,346,000
190,000	Lexington Corporate Properties Trust	4,259,800
325,000	Spirit Finance Corp.	4,052,750
	Total Diversified	22,658,550
Health Care — 13.0%
174,000	Health Care Property Investors Inc.	6,406,680
305,000	Healthcare Realty Trust, Inc.	12,059,700
130,000	Nationwide Health Properties Inc.	3,928,600
340,000	OMEGA Healthcare Investors Inc.	6,024,800
511,700	Senior Housing Properties Trust	12,526,416
150,000	Ventas Inc.	6,348,000
	Total Health Care	47,294,196
Home Financing — 1.0%
108,500	Municipal Mortgage & Equity LLC	3,493,700
Industrial — 4.0%
185,000	EastGroup Properties, Inc. (a)	9,908,600
161,700	First Potomac Realty Trust	4,707,087
	Total Industrial	14,615,687
Industrial/Office - Mixed — 3.2%
235,000	Liberty Property Trust	11,547,900
Lodging/Resorts — 3.2%
370,000	Ashford Hospitality Trust	4,606,500
146,000	Hospitality Properties Trust	6,939,380
	Total Lodging/Resorts	11,545,880

See Notes to Financial Statements.

6              LMP Real Estate Income Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value
Office — 15.1%
290,000	Brandywine Realty Trust	$9,642,500
235,000	Highwoods Properties, Inc.	9,578,600
848,700	HRPT Properties Trust	10,481,445
135,000	Kilroy Realty Corp.	10,530,000
165,400	Mack-Cali Realty Corp.	8,435,400
134,500	Parkway Properties Inc.	6,860,845
	Total Office	55,528,790
Regional Malls — 4.9%
196,000	Glimcher Realty Trust	5,235,160
148,100	The Macerich Co.	12,821,017
	Total Regional Malls	18,056,177
Retail — Free Standing — 3.7%
171,900	National Retail Properties Inc.	3,945,105
255,000	Realty Income Corp.	7,063,500
150,000	Trustreet Properties Inc.	2,527,500
	Total Retail — Free Standing	13,536,105
Self Storage — 1.0%
200,000	Extra Space Storage Inc.	3,652,000
Shopping Centers — 6.8%
385,000	Cedar Shopping Centers Inc.	6,125,350
198,000	Equity One Inc.	5,278,680
250,000	Primaris Retail Real Estate Investment Trust	4,041,531
135,000	Ramco-Gershenson Properties Trust	5,148,900
104,000	Tanger Factory Outlet Centers Inc.	4,064,320
	Total Shopping Centers	24,658,781
Specialty — 2.9%
185,000	Entertainment Properties Trust	10,811,400
	TOTAL COMMON STOCKS (Cost — $155,585,532)	269,437,238

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2006 Annual Report              7

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value
PREFERRED STOCKS — 25.6%
Apartments — 3.5%
	Apartment Investment & Management Co:
75,000	Cumulative, Series G, 9.375%	$1,972,500
113,000	Cumulative, Series U, 7.750%	2,883,760
120,000	Cumulative, Series Y, 7.875%	3,060,000
195,000	BRE Properties Inc., Series C, 6.750%	4,914,000
	Total Apartments	12,830,260
Diversified — 7.8%
109,400	Crescent Real Estate Equities Co., Cumulative Redeemable, Series B, 9.500%	2,953,253
175,000	Duke Realty Corp., 6.950%	4,546,500
90,000	LBA Realty Fund LP (b)(c)	4,117,500
	PS Business Parks Inc.:
115,000	Cumulative Redeemable, Series O, 7.375%	2,961,250
108,400	Series M, 7.200%	2,774,498
150,000	Public Storage Inc., Cumulative Redeemable, Series L, 6.750%	3,786,000
	Vornado Realty Trust:
150,000	Cumulative Redeemable, Series G, 6.625%	3,727,500
142,400	Series H, 6.750%	3,567,120
	Total Diversified	28,433,621
Health Care — 1.9%
150,000	Health Care Property Investors Inc., Cumulative Redeemable, Series F, 7.100%	3,843,000
120,400	OMEGA Healthcare Investors Inc., Cumulative Redeemable, Series D, 8.375%	3,218,894
	Total Health Care	7,061,894
Lodging/Resorts — 2.9%
71,100	Hospitality Properties Trust, Cumulative Redeemable, Series B, 8.875%	1,827,270
	LaSalle Hotel Properties:
26,000	Cumulative Redeemable, Series A, 10.250%	660,400
48,000	Cumulative Redeemable, Series G, 7.250%	1,225,502
160,000	Strategic Hotels Capital Inc., 8.250%	4,105,008
100,100	Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A, 8.000%	2,558,807
	Total Lodging/Resorts	10,376,987
Office — 2.0%
50,000	Brandywine Realty Trust, Series D, 7.375%	1,266,250
110,000	Corporate Office Properties Trust, Cumulative Redeemable, Series J, 7.625%	2,846,250
130,600	HRPT Properties Trust, Cumulative Redeemable, Series B, 8.750%	3,357,726
	Total Office	7,470,226

See Notes to Financial Statements.

8              LMP Real Estate Income Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value
Regional Malls — 2.4%
85,000	Glimcher Realty Trust, Cumulative Redeemable, Series F, 8.750%	$2,217,650
6,000	Pennsylvania Real Estate Investment Trust, Cumulative, 11.000%	325,800
32,700	Simon Property Group Inc., Cumulative, Series C, 7.890%	1,667,700
169,600	Taubman Centers Inc., Cumulative Redeemable, Series H, 7.625%	4,473,200
	Total Regional Malls	8,684,350
Retail — Free Standing — 1.2%
96,000	National Retail Properties Inc., Cumulative Redeemable, Series C, 7.375%	2,442,000
	Realty Income Corp.:
25,200	Cumulative Redeemable, Series D, 7.375%	655,200
50,000	Cumulative Redeemable, Series E, 6.750%	1,258,500
Total Retail — Free Standing		4,355,700
Shopping Centers — 3.9%
73,000	Cedar Shopping Centers Inc., Cumulative Redeemable, Series A, 8.875%	1,943,990
21,200	Developers Diversified Realty Corp., Cumulative Redeemable, Class F, 8.000%	542,084
75,000	New Plan Excel Realty Trust Inc., Cumulative Redeemable, Series E, 7.625%	1,950,000
34,800	Ramco-Gershenson Properties Trust, Cumulative Redeemable, Series B, 9.500%	950,040
80,000	Urstadt Biddle Properties Inc., Cumulative, Series C, 8.500%	8,740,000
	Total Shopping Centers	14,126,114
	TOTAL PREFERRED STOCKS (Cost — $90,864,661)	93,339,152

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $246,450,193)	362,776,390

Face Amount
SHORT-TERM INVESTMENT — 0.6%
Repurchase Agreement — 0.6%
$2,143,000	Interest in $573,925,000 joint tri-party repurchase agreement dated 12/29/06 with Greenwich Capital Markets Inc., 5.290 due 1/3/07; Proceeds at maturity — $2,144,575; (Fully collateralized by various U.S. government agency obligations, 3.918% to 7.134% due 7/1/15 to 5/1/42; Market value — $2,185,871 (Cost — $2,143,000)	2,143,000
	TOTAL INVESTMENTS — 100.0% (Cost — $248,593,193#)	$364,919,390

(a)     All or a portion of this security is segregated for swap contracts.

(b)     Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)     Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

#       Aggregate cost for federal income tax purposes is $248,621,854.

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2006 Annual Report              9

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $248,593,193)	$364,919,390
Cash	576
Dividends and interest receivable	1,665,415
Unrealized appreciation on swaps	1,585,875
Receivable due from manager	95,677
Receivable for securities sold	89,845
Interest receivable for open swap contracts	88,182
Prepaid expenses	4,782
Total Assets	368,449,742
LIABILITIES:
Payable for securities purchased	1,260,000
Investment management fee payable	184,465
Distributions payable to auction rate preferred stockholders	84,128
Interest payable for open swap contracts	68,690
Directors’ fees payable	193,530
Accrued expenses	116,289
Total Liabilities	1,907,102
Series M Taxable Auction Rate Cumulative Preferred Stock (3,800 shares authorized and issued at $25,000 per share) (Note 4)	95,000,000
Total Net Assets	$271,542,640

NET ASSETS:
Par value ($0.001 par value; 11,069,242 shares issued and outstanding; 100,000,000 shares authorized)	$11,069
Paid-in capital in excess of par value	151,258,291
Undistributed net investment income	640,237
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	1,720,971
Net unrealized appreciation on investments and swap contracts	117,912,072
Total Net Assets	$271,542,640

Shares Outstanding	11,069,242
Net Asset Value	$ 24.53

See Notes to Financial Statements.

10            LMP Real Estate Income Fund Inc. 2006 Annual Report

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Dividends	$13,652,635
Interest	139,142
Less: Foreign taxes withheld	(34,637)
Total Investment Income	13,757,140
EXPENSES:
Investment management fee (Note 2)	3,147,414
Directors’ fees	257,424
Auction participation fees (Note 4)	237,772
Legal fees	105,485
Audit and tax	89,200
Shareholder reports	66,695
Stock exchange listing fees	24,725
Transfer agent fees	18,790
Rating agency fees	13,716
Custody fees	12,146
Insurance	7,383
Miscellaneous expenses	10,443
Total Expenses	3,991,193
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,221,908)
Net Expenses	2,769,285
Net Investment Income	10,987,855
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	16,485,926
REIT distributions	5,195,025
Swap contracts	741,074
Foreign currency transactions	(861)
Net Realized Gain	22,421,164
Change in Net Unrealized Appreciation/Depreciation From:
Investments	43,003,046
Swap contracts	71,068
Foreign currencies	33
Change in Net Unrealized Appreciation/Depreciation	43,074,147
Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	65,495,311
Distributions Paid to Auction Rate Preferred Stockholders From Net Investment Income	(4,702,386)
Increase in Net Assets From Operations	$71,780,780

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2006 Annual Report              11

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$10,987,855	$9,797,607
Net realized gain	22,421,164	12,646,511
Change in net unrealized appreciation/depreciation	43,074,147	(5,577,410)
Distributions paid to auction rate preferred stockholders from net investment income	(4,702,386)	(2,680,306)
Increase in Net Assets From Operations	71,780,780	14,186,402
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(10,187,457)	(8,496,527)
Net realized gains	(17,887,463)	(10,409,739)
Decrease in Net Assets From Distributions to Shareholders	(28,074,920)	(18,906,266)
FUND SHARE TRANSACTIONS:
Underwriting commissions and offering expenses for the issuance of Taxable Auction Rate Cumulative Preferred Stock (Note 4)	—	(497,532)
Decrease in Net Assets From Fund Share Transactions	—	(497,532)
Increase (Decrease) in Net Assets	43,705,860	(5,217,396)
NET ASSETS:
Beginning of year	227,836,780	233,054,176
End of year*	$271,542,640	$227,836,780

* Includes undistributed net investment income of:	$640,237	$761,402

See Notes to Financial Statements.

12            LMP Real Estate Income Fund Inc. 2006 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2006(1)		2005(1)	2004(1)	2003		2002(2)
Net Asset Value, Beginning of Year	$20.58		$21.05	$18.21	$13.95		$14.30
Income (Loss) From Operations:
Net investment income	0.99		0.89	0.94	1.04		0.38
Net realized and unrealized gain (loss)	5.92		0.63	3.30	4.96		(0.18)
Distributions paid to auction rate preferred stockholders from net investment income	(0.42)		(0.24)	(0.09)	(0.08)		(0.03)
Total Income From Operations	6.49		1.28	4.15	5.92		0.17
Underwriting Commissions and Offering Expenses for the Issuance of Taxable Auction Rate Cumulative Preferred Stock	—		(0.04)	—	(0.00	)(3)	(0.09)
Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.92)		(0.77)	(0.75)	(0.80)		(0.31)
Net realized gains	(1.62)		(0.94)	(0.32)	(0.62)		(0.07)
Return of capital	—		—	(0.24)	(0.24)		(0.05)
Total Distributions	(2.54)		(1.71)	(1.31)	(1.66)		(0.43)
Net Asset Value, End of Year	$24.53		$20.58	$21.05	$18.21		$13.95
Market Price, End of Year	$21.64		$18.62	$18.47	$17.57		$14.01
Total Return, Based on Net Asset Value(4)	34.39%		7.35%	24.75%	45.12%		0.69%
Total Return, Based on Market Price(4)	31.04%		10.69%	13.45%	39.42%		(3.59)%
Net Assets, End of Year (millions)	$272		$228	$233	$202		$150
Ratios to Average Net Assets:(5)
Gross expenses	1.57	%(6)	1.49%	1.44%	1.55%		1.55	%(7)
Net expenses(8)	1.09	(6)	1.06	1.02	1.11		1.11	(7)
Net investment income	4.31		4.27	5.00	6.60		6.66	(7)
Portfolio Turnover Rate	18%		12%	6%	27%		13%
Auction Rate Preferred Stock:(9)
Total Amount Outstanding (000s)	$95,000		$95,000	$65,000	$65,000		$65,000
Asset Coverage Per Share	96,459		84,957	114,636	102,509		82,841
Involuntary Liquidating Preference Per Share(10)	25,000		25,000	25,000	25,000		25,000
Average Market Value Per Share(10)	25,000		25,000	25,000	25,000		25,000

(1)     Per share amounts have been calculated using the average shares method.

(2)     For the period July 31, 2002 (commencement of operations) to December 31, 2002.

(3)     Amount represents less than $0.01 per share.

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2006 Annual Report              13

Financial Highlights (continued)

(4)    The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)    Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)    Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 1.49% and 1.05%, respectively.

(7)    Annualized.

(8)    Reflects fee waivers and/or expense reimbursements.

(9)    On September 30, 2002 and July 18, 2005, the Fund issued 2,600 and 1,200 shares, respectively, of Taxable Auction Rate Preferred Stock at $25,000 per share.

(10)   Excludes accrued interest or accumulated undeclared distributions.

See Notes to Financial Statements.

14            LMP Real Estate Income Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

LMP Real Estate Income Fund Inc. (formerly known as Real Estate Income Fund Inc.) (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Concentration Risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage related risks.

(d) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

LMP Real Estate Income Fund Inc. 2006 Annual Report              15

Notes to Financial Statements (continued)

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(f) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Taxable Auction Rate Cumulative Preferred Stock (“TARPS”).

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

16            LMP Real Estate Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

(h) Distributions to Shareholders. Distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The holders of the TARPS shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual. The character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on these reclassifications.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for the Fund’s shares.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gains
(a)	$ 740,213	$ (740,213)

(a)              Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of interest rate swaps.

2.  Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Citi Fund Management Inc. (“Citi”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund.

LMP Real Estate Income Fund Inc. 2006 Annual Report              17

Notes to Financial Statements (continued)

Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to TARPS (“Managed Assets”).

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and AEW Management and Advisors, L.P. (“AEW’), remained the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA is a wholly-owned subsidiary of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged.

In addition, LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund’s average daily Managed Assets through July 31, 2007, 0.20% of average daily Managed Assets for the 12-month period ending July 31, 2008, and 0.10% of average daily Managed Assets for the 12-month period ending July 31, 2009. The waiver will be eliminated on August 1, 2009.

During the year ended December 31, 2006, Citi and LMPFA waived a portion of their investment management fee in the amount of $1,119,081. In addition, during the year ended December 31, 2006, LMPFA waived expenses in the amount of $7,150 and was reimbursed for expenses in the amount of $95,677.

AEW serves as subadviser to the Fund pursuant to a sub-advisory agreement. AEW is primarily responsible for overseeing the day-to-day investment operations of the Fund. LMPFA pays AEW a fee at an annual rate equal to: (a) for the first 5 years of the Fund’s operation, 0.40% of the first $100 million of the Fund’s average daily Managed Assets, 0.35% of the next $100 million of the Fund’s average daily Managed Assets and 0.30% of the Fund’s average daily Managed Assets in excess of $200 million; and (b) starting 5 years after the commencement of the Fund’s operations, 50% of the management fee paid by the Fund to LMPFA, net of waivers.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$64,001,605
Sales	76,773,873

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$116,728,597
Gross unrealized depreciation	(431,061)
Net unrealized appreciation	$116,297,536

18            LMP Real Estate Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

At December 31, 2006, the Fund was invested in the following interest rate swap contracts with the intent to reduce or eliminate the risk that an increase in short-term interest rates could affect the dividend rate payable on TARPS and thereby could have an adverse effect on the Fund’s net earnings:

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	7/22/05
Notional Amount:	$30,000,000
Payments Made by Fund:	Fixed Rate, 4.44%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	7/22/12
Unrealized Appreciation as of December 31, 2006	$770,454

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$19,500,000
Payments Made by Fund:	Fixed Rate, 4.117%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/09
Unrealized Appreciation as of December 31, 2006	$448,943

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$26,000,000
Payments Made by Fund:	Fixed Rate, 3.633%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/07
Unrealized Appreciation as of December 31, 2006	$366,478

At December 31, 2006, the Fund had total unrealized appreciation of $1,585,875 from swap contracts.

4.  Taxable Auction Rate Cumulative Preferred Stock

As of December 31, 2006, the Fund had 3,800 outstanding shares of TARPS. The TARPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rates ranged from 4.150% to 5.300% for the year ended December 31, 2006. At December 31, 2006, the dividend rate was 5.300%.

The Fund is required to maintain certain asset coverages with respect to the TARPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the TARPS at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends in order to meet the applicable requirement. The TARPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as the broker/dealer in connection with the auction of TARPS. After each auction, the auction agent will pay to the

LMP Real Estate Income Fund Inc. 2006 Annual Report              19

Notes to Financial Statements (continued)

participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the TARPS that the broker/dealer places at the auction. For the year ended December 31, 2006, the Fund incurred auction participation fees of $237,772 for CGM’s services as a participating broker/dealer.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2006	2005
Distributions paid from: Ordinary income to Common Shareholders	$10,297,345	$10,423,611
Ordinary income to Taxable Auction Rate Cumulative Preferred Stockholders	1,679,701	1,395,264
Net Long-term Capital Gains to Common Shareholders	17,777,575	8,482,655
Net Long-term Capital Gains to Taxable Auction Rate Cumulative Preferred Stockholders	3,022,685	1,285,042
Total Distributions Paid	$32,777,306	$21,586,572

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$1,749,632
Other book/tax temporary differences(a)	640,237
Unrealized appreciation/(depreciation)(b)	117,883,411
Total accumulated earnings/(losses) — net	$120,273,280

(a)              Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and differences in the book/tax treatment of various items.

(b)              The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment

20            LMP Real Estate Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Affected Funds do not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

LMP Real Estate Income Fund Inc. 2006 Annual Report              21

Notes to Financial Statements (continued)

7.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

***

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

22            LMP Real Estate Income Fund Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders LMP Real Estate Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Real Estate Income Fund Inc. (formerly Real Estate Income Fund Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and for the period from July 31, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Real Estate Income Fund Inc. as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and for the period from July 31, 2002 to December 31, 2002, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

LMP Real Estate Income Fund Inc. 2006 Annual Report              23

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

Record Date	NYSE Closing Price	Net Asset Value	Distribution Paid	Reinvestment Price

Fiscal Year 2005
January 25	$16.95	$19.54	$0.1090	$16.95
February 22	17.07	19.77	0.1090	17.35
March 21	16.66	19.62	0.1090	16.62
April 26	16.92	19.93	0.1090	17.19
May 24	17.41	20.55	0.1090	17.29
June 21	18.32	21.56	0.1090	18.31
July 26	18.97	22.17	0.1090	19.32
August 23	18.17	21.18	0.1090	18.61
September 27	18.79	21.25	0.1090	19.27
October 25	18.31	20.61	0.1090	18.40
November 21	18.72	21.25	0.1090	19.05
December 27	18.28	20.73	0.5090	18.57

Fiscal Year 2006
January 24	18.78	21.54	0.1090	19.17
February 21	19.27	22.27	0.1090	19.81
March 28	20.04	22.89	0.1090	19.93
April 25	19.05	21.97	0.1090	19.33
May 23	18.16	20.91	0.1090	18.73
June 27	18.42	21.42	0.1090	18.76
July 21	18.80	22.09	0.1990	19.63
August 18	20.04	23.26	0.1090	20.39
September 22	20.56	23.89	0.1090	20.84
October 20	21.40	24.87	0.1090	21.68
November 17	21.48	24.76	0.1090	22.44
December 22	20.86	23.89	1.2473	21.78

24            LMP Real Estate Income Fund Inc. 2006 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Real Estate Income Fund Inc. (formerly known as Real Estate Income Fund Inc.) (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 2007	President, Colman Consulting Co.	35	None

Dwight B. Crane Harvard Business School Soldiers Field Road Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 2002	Professor, Harvard Business School	42	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 2007	Retired; Formerly associate General Counsel, Pfizer Inc.	32	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director	Since 2002	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 2002	Managing Partner of Robert A. Frankel Management Consultants	18	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 2002	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2002	President, of W.R. Hutchinson & Associates, Inc.; Formerly Group Vice President, Mergers & Acquisitions BP Amoco PLC	42	Director, Associated Bank and Associated Banc-Corp

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Director	Since 2002	Senior Partner, Pavia & Harcourt Attorneys	7	None

LMP Real Estate Income Fund Inc. 2006 Annual Report              25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (since 2006); or its predecessors and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers investment Advisers, Inc. (from 2002 to 2005)	162	None

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain Mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

Mathew A. Troxell, CFA AEW Capital Management, L.P. (“AEW”) World Trade Center East Two Seaport Lane Boston, MA 02210 Birth Year: 1958	Investment Officer	Since 2004	Principal and Portfolio Manager, AEW	N/A	N/A

26            LMP Real Estate Income Fund Inc. 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason,(since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005

Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*                 Directors are elected for a term of three years.

**          Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because
Mr. Gerken is an officer of LMPFA and certain of its affiliates.

LMP Real Estate Income Fund Inc. 2006 Annual Report              27

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

28            LMP Real Estate Income Fund Inc. 2006 Annual Report

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable

LMP Real Estate Income Fund Inc. 2006 Annual Report              29

Dividend Reinvestment Plan (unaudited) (continued)

after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-877-366-6441.

* * *

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

30            LMP Real Estate Income Fund Inc. 2006 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

	Payable Date	Qualified Dividend Income for Individuals (maximum 15% rate)	Long-Term Capital Gain (maximum 15% rate)	Unrecaptured Section 1250 Gain (maximum 25% rate)
Common Shareholders	Monthly	1.50%	28.88%	7.59%*
Taxable Auction Rate Cumulative Preferred Stockholders	Weekly	1.50%	64.28%	7.59%*

*      Expressed as a percentage of the total long-term capital gain distributions paid.

Additionally, the Fund paid the following long-term capital gain distributions during the taxable year ended December 31, 2006:

	Record Date	Payable Date	Long-Term Capital Gain (maximum 15% rate)	Unrecaptured Section 1250 Gain (maximum 25% rate)
Common Shareholders	7/21/2006	7/28/2006	$0.0900	7.59%*
Common Shareholders	12/22/2006	12/29/2006	$1.1383	7.59%*

*      Expressed as a percentage of the total long-term capital gain distributions paid.

You should consult your tax adviser regarding the appropriate tax treatment of distributions paid by the Fund. Please retain this information for your records.

LMP Real Estate Income Fund Inc. 2006 Annual Report              31

LMP Real Estate Income Fund Inc.

DIRECTORS	INVESTMENT MANAGER
Carol L. Colman	Legg Mason Partners
Dwight B. Crane	Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	SUBADVISER
Robert A. Frankel	AEW Management and
R. Jay Gerken, CFA	Advisors, L.P.
Chairman
Paul Hardin	CUSTODIAN
William R. Hutchinson	State Street Bank and Trust
George M. Pavia	Company

OFFICERS
R. Jay Gerken, CFA	TRANSFER AGENT
President and	American Stock Transfer &
Chief Executive Officer	Trust Company
59 Maiden Lane
Kaprel Ozsolak	New York, New York 10038
Chief Financial Officer and
Treasurer
INDEPENDENT
Matthew A. Troxell, CFA	REGISTERED PUBLIC
Investment Officer	ACCOUNTING FIRM
KPMG LLP
Ted P. Becker	345 Park Avenue
Chief Compliance Officer	New York, New York 10154

Steven Frank
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

This report is intended only for the shareholders of LMP Real Estate Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

LMP Real Estate
Income Fund Inc.

LMP REAL ESTATE INCOME FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004
www.leggmason.com/InvestorServices
©2007 Legg Mason Investor Services, LLC Member NASD, SIPC FD02709 2/07 SR07-272

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                                                     CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                     AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,000 in 2005 and $43,000 in 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $40,500 in 2005 and $50,000 in 2006. These services consisted of procedures performed in connection with the Agreed Upon Procedures for the calculations pursuant to the Fund’ Articles Supplementary Creating and Fixing the Rights of Municipal Auction Rate Cumulative Preferred Stock and the calculations pursuant to the Fund’s Articles Supplementary Creating and Fixing the Rights of Series M Taxable Auction Rate Preferred Shares. Also included, the Review of the Registration Statement on Form N-2, the Procedures performed in connection with the Issuance of the Comfort Letter and the Bring Down Letter.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Real Estate Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,500 in 2005 and $3,500 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 on behalf of the Legg Mason Partners Real Estate Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Real Estate Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Real Estate Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Real Estate Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Real Estate Income Fund Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Real Estate Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Real Estate Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                     AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Dwight Crane

Paolo Cucchi

Robert Frankel

Paul Hardin

George Pavia

Carol Colman

Daniel Cronin

b) Not applicable

ITEM 6.                                                     SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Matthew A. Troxell	Since 2002	Principal and Portfolio Manager of AEW Capital Management, L.P.
AEW Management and Advisors L.P.
2 Seaport Lane, 16th Floor
Boston, MA 02210

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio manager for the fund. Unless noted otherwise, all information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Other Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
Matthew A. Troxell	13 registered investment	4 Other pooled	41 Other account with
	companies with $2.4	investment vehicles	$5.1 billion in total
	billion in total assets	with $1.3 billion in assets	assets under
	under management	under management	management

(a)(3): Portfolio Manager Compensation

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Adviser or an affiliate has an interest in the account.  The Adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy applicable to each account, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

The management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio manager as of December 31, 2006.

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned
Matthew A. Troxell	None

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                               CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a) (1)                 Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)                 Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:	March 9, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Real Estate Income Fund Inc.

Date:	March 9, 2007